Exhibit 3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of November 30, 2004, by and among QUICK-MED TECHNOLOGIES, INC., a Nevada corporation (the “Company”), PHRONESIS PARTNERS, L.P., a Delaware limited partnership (“Phronesis”), MICHAEL R. GRANITO, an individual (“Granito”), and DAVID S. LERNER, an individual (“Lerner” and together with Granito, the “Management Stockholders”).  Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 8 hereof.

Recitals

WHEREAS, the Management Stockholders collectively own a majority of the outstanding shares of Common Stock of the Company and each of the Management Stockholders is a director, officer or key employee of the Company;

WHEREAS, the Company and Phronesis are parties to that certain Stock Purchase Agreement dated as of November 30, 2004 (the “Stock Purchase Agreement”), pursuant to which Phronesis has agreed to purchase from the Company up to 3,333,333 shares of the Company’s Common Stock, par value $.0001 per share, upon the terms and subject to the conditions set forth therein; and

WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Stock Purchase Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.

Demand Registrations.

(a)

Requests for Registration.  At any time prior to the third anniversary of the date hereof, each of Granito, Lerner and Phronesis may request two (2) registrations under the Securities Act of all or any portion of his or its Registrable Securities (as defined herein) on Form S-3 or any similar short-form registration (“Demand Registrations”).  Notwithstanding the foregoing, (i) the aggregate offering value of the Registrable Securities requested to be registered in any Demand Registration must equal at least $5,000,000; and (ii) the Company shall only have an obligation hereunder to effect a Demand Registration if all of the following conditions are satisfied as of the date Phronesis and/or the Management Stockholders, as applicable, make such Demand Registration request:  (A) the Company is then eligible to utilize a registration statement on Form S-3; (B) shares of the Company’s Common Stock are then listed on the Nasdaq Stock Market; and (C) the Company has an aggregate market capitalization in excess of $50,000,000 as of the demand registration date.

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All requests for Demand Registrations shall be made by giving written notice to the Company (the “Demand Notice”).  Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within ten (10) days after receipt of any Demand Notice, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the provisions of Section 1(d) below, the Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt of the Company’s notice.

(b)

Expenses; Withdrawal.  The Company shall pay all Registration Expenses (defined in Section 5(a), below) of the Company in all Demand Registrations.  A registration shall not count as one of Phronesis’ permitted Demand Registrations until it has become effective or if Phronesis is not able to register and sell at least 90% of the Registrable Securities requested by it to be included in such registration; provided that the Company shall in any event pay all Registration Expenses of the Company in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Demand Registrations.  All Demand Registrations shall be underwritten registrations unless otherwise requested by the holders of a majority of the Registrable Securities included in the applicable Demand Registration.

(c)

Short-Form Registrations.  The Company shall use its commercially reasonable efforts to make Demand Registrations on Form S-3 (or any successor form) available for the sale of Registrable Securities.

(d)

Priority on Demand Registrations.  The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration the number which can be so sold in the following order of priorities: (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (ii) second, other securities requested to be included in such registration.  Notwithstanding the foregoing, if a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities held by the Management Stockholders requested to be included in such offering would adversely affect the marketability of the offering, the Company shall be entitled to exclude from such offering the Registrable Securities held by such Management Stockholders.

(e)

Restrictions on Demand Registrations.  The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors (the “Board”) determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect

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on any proposal or plan by the Company or any of its Subsidiaries, including but not limited to, engaging in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such withdrawn registration.  The Company may delay a Demand Registration hereunder only once in any twelve-month period.

(f)

Selection of Underwriters.  The Board shall select the investment banker(s), underwriter(s) and manager(s) to administer the offering, which investment banker(s), underwriter(s) and manager(s) shall be subject to the prior approval of the holders of a majority of the Registrable Securities initially requesting such registration, which approval shall not be unreasonably withheld or delayed.

(g)

Other Registration Rights.  Except as otherwise permitted by this Agreement (including, without limitation, Section 10(d)), the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of (i) Phronesis (so long as Phronesis is the holder of at least 20% of the shares of Common Stock held by it as of the date hereof) and (ii) the holders of a majority of the Registrable Securities; provided that the Company may (without the consent of any holders of Registrable Securities) grant rights to other Persons to participate in Piggyback Registrations so long as such rights are pari passu with or junior to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations.

Section 2.

Piggyback Registrations.

(a)

Right to Piggyback.  Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event within three (3) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the receipt of the Company’s notice.

(b)

Piggyback Expenses.  The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c)

Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities

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requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included by each such holder, and (iii) third, other securities requested to be included in such registration.  Notwithstanding the foregoing, if a Piggyback Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities held by the Management Stockholders requested to be included in such offering would adversely affect the marketability of the offering, the Company shall be entitled to exclude from such offering the Registrable Securities held by such Management Stockholders.

(d)

Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of any such securities on the basis of the number of securities so requested to be included therein owned by each such holder, and (ii) second, other securities requested to be included in such registration. Notwithstanding the foregoing, if a Piggyback Registration is an underwritten secondary offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities held by the Management Stockholders requested to be included in such offering would adversely affect the marketability of the offering, the Company shall be entitled to exclude from such offering the Registrable Securities held by such Management Stockholders.

(e)

Selection of Underwriters.  The Board shall select the investment banker(s), underwriter(s) and manager(s) to administer the offering, which investment banker(s), underwriter(s) and manager(s) shall be subject to the prior approval of the holders of a majority of the Registrable Securities to be included in such offering, which approval shall not be unreasonably withheld, delayed or conditioned.

(f)

Termination or Withdrawal of Registration.  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3 prior to the effectiveness of such registration, whether or not any holder of Registrable Securities has elected to include Registrable Securities in such registration.

(g)

Other Registrations.  If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on (i) Form S-8 or any successor form, or (ii) Form S-4, any successor form or any other proper form of registration statement relating to a transaction described in Rule 145 under the Securities Act), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

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Section 3.

Holdback Agreements.

(a)

Holders of Registrable Securities.  Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 promulgated under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (in each case, except as part of such underwritten registration), unless in each case the underwriters managing the registered public offering otherwise agree.

(b)

The Company.  The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration except (i) as part of such underwritten registration, (ii) pursuant to registration on Form S-8 or any successor form, or (iii) pursuant to registration on Form S-4, any successor form or any other proper form of registration statement relating to a transaction described in Rule 145 under the Securities Act, unless the underwriters managing the registered public offering otherwise agree.

Section 4.

Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration to permit the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)

prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b)

notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a registration statement on Form S-3, in which case the Company shall use its best efforts to keep such registration statement effective and updated until such time as all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in the registration statement) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in

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accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)

furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)

use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)

notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(f)

cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

(g)

provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)

enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)

make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and

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other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that each such Person shall be required to maintain in confidence and not disclose to any other Person any information or records reasonably designated by the Company in writing as being confidential, until such time as (i) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (ii) such Person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (iii) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided, further, that the Company need not make such information available, nor need it cause any officer, director, employee or independent accountant to respond to such request, unless, upon the Company’s request, each such Person executes and delivers to the Company an undertaking to substantially the same effect contained in the preceding proviso;

(j)

otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k)

permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(l)

in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

(m)

obtain a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request; and

(n)

use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of the Registrable Securities.

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Section 5.

Registration Expenses.

(a)

Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq.

(b)

Reimbursement of Counsel.  In connection with each Demand Registration and each Piggyback Registration, the Company shall pay only the Company’s legal fees related to such registration.

(c)

Payment of Certain Expenses by Holders of Registrable Securities.  Underwriting discounts and commissions and transfer taxes relating to the Registrable Securities included in any registration hereunder, and all fees and expenses of counsel for any holder of Registrable Securities (other than fees and expenses to be reimbursed by the Company as set forth in Section (b) above) shall be borne and paid by the holders of such Registrable Securities.

Section 6.

Indemnification.

(a)

The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.  In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b)

In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the

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Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c)

Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party.  If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld).  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)

The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.  The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason such that such provisions provide the same obligations and benefits to the indemnified party as those which would have been applicable had the indemnification provisions in Sections 6(a) and (b) been available taking into account all of the limitations set forth in Sections 6(a) and (b).

Section 7.

Participation in Underwritten Registrations.  No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s intended method of distribution, and information provided by holder included in the registration statement) or to undertake any indemnification

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obligations to the Company with respect thereto, except as otherwise provided in Section 6(b) hereof, or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling persons in Section 6(a) hereof.

Section 8.

Definitions.

“Common Stock” means the Company’s Common Stock, par value $.0001 per share.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“NASD” means the National Association of Securities Dealers, Inc.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Registrable Securities” means (i) any shares of Common Stock held by any Person party hereto, (ii) any shares of Common Stock held by any Person party hereto issued or issuable by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock of the Company held by any Person party hereto or issued or issuable to any Person party hereto pursuant to any warrant, option or other security; provided that with respect to any Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public after the date hereof through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule promulgated by the Securities Exchange Commission then in force).

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stockholders Agreement” means the Stockholders Agreement of even date herewith among the Company, Phronesis, Granito and Lerner, as the same may be amended, restated, supplemented and other wise modified from time to time.

Section 9.

Rule 144 Sales.  The Company shall (i) make and keep public information available as those terms are set forth or referred to in Rule 144 promulgated under the Securities Act and (ii) use its best efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

Section 10.

Miscellaneous.

(a)

No Inconsistent Agreements.  The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

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(b)

Adjustments Affecting Registrable Securities.  The Company shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

(c)

Remedies.  Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d)

Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, Phronesis and the holders of at least a majority of the Registrable Securities other than Phronesis; provided that if any such amendment or waiver would alter any provision applicable to any specific party, then such provision may only be amended or waived by such party.

(e)

Successors and Assigns.  All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.  In addition, whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities to the extent such holder has complied with Section 10(g) hereof.

(f)

Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g)

Counterparts; Joinder.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.  The Company may permit, with the prior written approval of Phronesis, any Person who acquires Common Stock or rights to acquire Common Stock after the date hereof (the “Acquired Common”) to become a party to this Agreement and to succeed to all of the rights and obligations of a “holder of Registrable Securities” under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a “holder of Registrable Securities” under this Agreement with respect to the Acquired Common; provided, however, that no such consent shall be required with respect to any Person that receives Registrable Securities from a Person who was a party hereto on November 30, 2004 in a transfer that is in compliance with the terms of the Stockholders Agreement.

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(h)

Descriptive Headings; Interpretation; No Strict Construction.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.  Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa.  Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.  The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation.  The use of the words “or,” “either” or “any” shall not be exclusive.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(i)

Governing Law.  The corporate law of the State of Nevada shall govern all issues and questions concerning the relative rights of the Company and its stockholders.  All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

(j)

Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m., Boca Raton, Florida time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid).  Such notices, demands and other communications shall be sent to the Company and Phronesis at their respective addressees set forth below and to any holder of Registrable Securities at the address indicated below such holder’s signature hereto, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

The Company’s address is:

Quick-Med Technologies, Inc.

401 N.E. 25th Terrace

Boca Raton, Florida  33431

Attention:  David S. Lerner, president

Fax:  (561) 750-4203

Columbus/395874.3

With a Copy to:

Hamilton, Lehrer & Dargan, P.A.

2 East Camino Real, Suite 202

Boca Raton, Florida  33432

Attention:  Frederick M. Lehrer, Esq.

Fax:  (561) 416-2855

Phronesis’ address is:

Phronesis Partners, L.P.

180 East Broad Street, Suite 1704

Columbus, Ohio  43215

Attention:  James E. Wiggins, General Partner

Fax:  (614) 224-3900

(k)

Business Days.  If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief-executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

(l)

Delivery by Facsimile.  This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties.  No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

*  *  *  *  *

Columbus/395874.3

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

QUICK-MED TECHNOLOGIES, INC.,

   a Nevada corporation

By:

Name:

Title:

PHRONESIS PARTNERS, L.P.,

a Delaware limited partnership

By:

James E. Wiggins, General Partner

MICHAEL R. GRANITO, individually

Address:  30 East 37th Street

    New York, New York  10016

    Telephone:  (___) ____-____

DAVID S. LERNER, individually

Address:  401 NE 25th Terrace

    Boca Raton, Florida  33431

    Telephone:  (___) ___-____

COLUMBUS-#405603-v3-Registration_Rights_Agreement_-_Phronesis_Quick-Med.DOC

Exhibit A

REGISTRATION RIGHTS AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of November 30, 2004 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Quick-Med Technologies, Inc. (the “Company”), Michael R. Granito, David S. Lerner, Phronesis Partners, L.P. and the other persons named as parties therein.

By executing and delivering to the Company this Joinder, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s _________ shares of Common Stock shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ______ day of ____________, 200__.

(Signature)

Printed Name:

Address:

#405603v3

00000.00850